Exhibit 99.2

The	Supplementary	March 31, 2005
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

Beginning with the first quarter of 2005, the reporting format for property and casualty underwriting results by line of business has been changed to more closely reflect the way the business is now managed. The new reporting format provides additional clarity in that all Professional Liability business is now reported in one line within Chubb Specialty Insurance, all commercial business is now reported in Chubb Commercial Insurance and Reinsurance Assumed (Chubb Re) is now reported as a separate business unit. For additional information, see the first quarter 2005 earnings release.

Property and casualty underwriting results for the first quarter of 2004 presented herein have been reclassified to conform to the new reporting format.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
MARCH 31, 2005

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Summary of Invested Assets:
Corporate	2
Property and Casualty	2
Investment Income After Taxes:
Corporate	3
Property and Casualty	3
Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	3
Change in Net Unpaid Losses	4
Underwriting Results	5-9
Definitions of Key Terms	10

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Mar. 31	Dec. 31
	2005	2004
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,415.7	$1,307.5
Fixed Maturities
Tax Exempt	14,756.5	14,388.5
Taxable	13,782.5	13,620.8
Equity Securities	1,969.6	1,841.3

Total Invested Assets	$31,924.3	$31,158.1

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$16.6	$21.1

Capitalization
Long Term Debt	$2,808.8	$2,813.7
Shareholders’ Equity	10,401.3	10,126.4

Total Capitalization	$13,210.1	$12,940.1

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	21.3%	21.7%
Actual Common Shares Outstanding	195.3	192.7
Book Value Per Common Share	$53.26	$52.55
Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$51.92	$49.83

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Mar. 31	Dec. 31	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2005	2004	2005	2004	2005	2004
	(in millions)
Short Term Investments	$422.7	$219.8	$422.7	$219.8	$422.7	$219.8
Taxable Fixed Maturities	1,098.5	1,098.5	1,090.8	1,108.7	1,090.8	1,108.7
Equity Securities	4.7	4.7	7.4	7.3	7.4	7.3

TOTAL	$1,525.9	$1,323.0	$1,520.9	$1,335.8	$1,520.9	$1,335.8

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Mar. 31	Dec. 31	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2005	2004	2005	2004	2005	2004
	(in millions)
Short Term Investments	$993.0	$1,087.7	$993.0	$1,087.7	$993.0	$1,087.7
Fixed Maturities
Tax Exempt	14,449.6	13,839.8	14,773.1	14,409.6	14,756.5	14,388.5
Taxable	12,587.7	12,264.2	12,691.7	12,512.1	12,691.7	12,512.1
Common Stocks	1,786.0	1,645.7	1,919.9	1,791.3	1,919.9	1,791.3
Preferred Stocks	37.3	36.9	42.3	42.7	42.3	42.7

TOTAL	$29,853.6	$28,874.3	$30,420.0	$29,843.4	$30,403.4	$29,822.3

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	THREE MONTHS ENDED
	MARCH 31
	2005	2004
	(in millions)
CORPORATE INVESTMENT INCOME	$8.1	$7.2

PROPERTY AND CASUALTY INVESTMENT INCOME
(Amounts are shown net of applicable income taxes)
Dividends	$11.6	$6.6
Taxable Interest	96.2	90.0
Tax Exempt Interest	149.4	129.3
Investment Expenses	(5.0)	(4.1)

TOTAL	$252.2	$221.8

Effective Tax Rate	19.5%	20.1%
After Tax Annualized Yield	3.42%	3.51%

After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31	Mar. 31	Dec. 31
	2005	2004	2004
		(in millions)
Estimated Statutory Policyholders’ Surplus	$8,250	$6,750	$7,848
Rolling Year Statutory Net Premiums Written	12,043	11,415	12,005
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	1.46:1	1.69:1	1.53:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES
THREE MONTHS ENDED MARCH 31, 2005

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	3/31/05	12/31/04	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance
Automobile	$390.0	$378.4	$11.6	$6.3	$5.3
Homeowners	666.9	679.6	(12.7)	3.1	(15.8)
Other	549.4	521.3	28.1	13.1	15.0

Total Personal	1,606.3	1,579.3	27.0	22.5	4.5

Commercial Insurance
Multiple Peril	1,474.5	1,466.7	7.8	23.8	(16.0)
Casualty	4,540.7	4,405.9	134.8	114.1	20.7
Workers’ Compensation	1,377.7	1,311.2	66.5	66.2	.3
Property and Marine	609.4	622.2	(12.8)	(23.3)	10.5

Total Commercial	8,002.3	7,806.0	196.3	180.8	15.5

Specialty Insurance
Professional Liability	6,391.1	6,191.3	199.8	164.7	35.1
Surety	115.5	83.3	32.2	(2.8)	35.0

Total Specialty	6,506.6	6,274.6	232.0	161.9	70.1

Total Insurance	16,115.2	15,659.9	455.3	365.2	90.1
Reinsurance Assumed	1,204.0	1,148.8	55.2	59.8	(4.6)

Total	$17,319.2	$16,808.7	$510.5	$425.0	$85.5

The net unpaid losses as of December 31, 2004 include certain reclassifications to conform with the 2005 presentation. The total net unpaid losses is not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$145.8	$144.6	$451.9	$412.8	$157.8	$162.1	$755.5	$719.5
Increase (Decrease) in Unearned Premiums	(10.7)	(5.5)	(45.2)	(39.3)	18.6	28.8	(37.3)	(16.0)

Net Premiums Earned	156.5	150.1	497.1	452.1	139.2	133.3	792.8	735.5

Net Losses Paid	94.2	95.2	251.2	238.9	53.4	60.5	398.8	394.6
Increase (Decrease) in Outstanding Losses	11.6	6.0	(12.7)	63.3	28.1	11.6	27.0	80.9

Net Losses Incurred	105.8	101.2	238.5	302.2	81.5	72.1	425.8	475.5

Expenses Incurred	40.9	41.6	147.2	147.4	44.5	47.0	232.6	236.0
Dividends Incurred	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Statutory Underwriting Income (Loss)	$9.8	$7.3	$111.4	$2.5	$13.2	$14.2	$134.4	$24.0

Ratios After Dividends to Policyholders:
Loss	67.6%	67.4%	48.0%	66.9%	58.6%	54.1%	53.7%	64.7%
Expense	28.1	28.8	32.6	35.7	28.2	29.0	30.8	32.8

Combined	95.7%	96.2%	80.6%	102.6%	86.8%	83.1%	84.5%	97.5%

Premiums Written as a % of Total	4.7%	4.8%	14.8%	13.7%	5.2%	5.3%	24.7%	23.8%

The property and casualty underwriting results for 2004 include certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Net Premiums Written	$336.4	$335.4	$452.2	$445.0	$277.4	$273.4	$299.4	$286.4	$1,365.4	$1,340.2
Increase (Decrease) in Unearned Premiums	5.0	28.7	25.8	69.3	48.8	74.5	28.6	22.7	108.2	195.2

Net Premiums Earned	331.4	306.7	426.4	375.7	228.6	198.9	270.8	263.7	1,257.2	1,145.0

Net Losses Paid	156.4	126.9	150.1	178.1	80.0	72.6	105.9	107.5	492.4	485.1
Increase (Decrease) in Outstanding Losses	7.8	29.0	134.8	35.7	66.5	59.1	(12.8)	(5.6)	196.3	118.2

Net Losses Incurred	164.2	155.9	284.9	213.8	146.5	131.7	93.1	101.9	688.7	603.3

Expenses Incurred	109.9	115.1	121.4	124.7	54.7	53.4	106.9	105.5	392.9	398.7
Dividends Incurred	0.0	0.0	0.0	0.0	6.3	6.6	0.0	0.0	6.3	6.6

Statutory Underwriting Income (Loss)	$57.3	$35.7	$20.1	$37.2	$21.1	$7.2	$70.8	$56.3	$169.3	$136.4

Ratios After Dividends to Policyholders:
Loss	49.5%	50.9%	66.8%	56.9%	65.9%	68.5%	34.4%	38.7%	55.1%	53.0%
Expense	32.7	34.3	26.9	28.0	20.2	20.0	35.7	36.8	28.9	29.9

Combined	82.2%	85.2%	93.7%	84.9%	86.1%	88.5%	70.1%	75.5%	84.0%	82.9%

Premiums Written as a % of Total	11.0%	11.1%	14.8%	14.8%	9.1%	9.1%	9.8%	9.5%	44.7%	44.5%

The property and casualty underwriting results for 2004 include certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$646.0	$640.7	$53.2	$48.9	$699.2	$689.6
Increase (Decrease) in Unearned Premiums	(32.4)	5.2	9.7	7.1	(22.7)	12.3

Net Premiums Earned	678.4	635.5	43.5	41.8	721.9	677.3

Net Losses Paid	325.8	291.7	18.0	0.3	343.8	292.0
Increase (Decrease) in Outstanding Losses	199.8	219.6	32.2	2.3	232.0	221.9

Net Losses Incurred	525.6	511.3	50.2	2.6	575.8	513.9

Expenses Incurred	156.0	171.8	19.5	19.1	175.5	190.9
Dividends Incurred	0.0	0.0	0.6	0.7	0.6	0.7

Statutory Underwriting Income (Loss)	$(3.2)	$(47.6)	$(26.8)	$19.4	$(30.0)	$(28.2)

Ratios After Dividends to Policyholders:
Loss	77.5%	80.5%	117.0%	6.3%	79.9%	76.0%
Expense	24.1	26.8	37.1	39.7	25.1	27.7

Combined	101.6%	107.3%	154.1%	46.0%	105.0%	103.7%

Premiums Written as a % of Total	21.1%	21.2%	1.8%	1.6%	22.9%	22.8%

The property and casualty underwriting results for 2004 include certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,820.1	$2,749.3	$236.1	$268.1	$3,056.2	$3,017.4
Increase (Decrease) in Unearned Premiums	48.2	191.5	(27.1)	31.9	21.1	223.4

Net Premiums Earned	2,771.9	2,557.8	263.2	236.2	3,035.1	2,794.0

Net Losses Paid	1,235.0	1,171.7	89.5	55.6	1,324.5	1,227.3
Increase (Decrease) in Outstanding Losses	455.3	421.0	55.2	92.3	510.5	513.3

Net Losses Incurred	1,690.3	1,592.7	144.7	147.9	1,835.0	1,740.6

Expenses Incurred	801.0	825.6	78.0	81.7	879.0	907.3
Dividends Incurred	6.9	7.3	0.0	0.0	6.9	7.3

Statutory Underwriting Income (Loss)	$273.7	$132.2	$40.5	$6.6	314.2	138.8

Increase in Deferred Acquisition Costs					5.0	39.6

GAAP Underwriting Income					$319.2	$178.4

Ratios After Dividends to Policyholders:
Loss	61.1%	62.5%	55.0%	62.6%	60.6%	62.5%
Expense	28.5	30.1	33.0	30.5	28.8	30.1

Combined	89.6%	92.6%	88.0%	93.1%	89.4%	92.6%

Premiums Written as a % of Total	92.3%	91.1%	7.7%	8.9%	100.0%	100.0%

The property and casualty underwriting results for 2004 include certain reclassifications to conform with the 2005 presentation. The worldwide totals are not affected.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2005	2004	2005	2004	2005	2004
Net Premiums Written	$2,389.6	$2,396.0	$666.6	$621.4	$3,056.2	$3,017.4
Increase (Decrease) in Unearned Premiums	(76.2)	118.7	97.3	104.7	21.1	223.4

Net Premiums Earned	2,465.8	2,277.3	569.3	516.7	3,035.1	2,794.0

Net Losses Paid	1,169.3	1,068.4	155.2	158.9	1,324.5	1,227.3
Increase (Decrease) in Outstanding Losses	355.5	386.7	155.0	126.6	510.5	513.3

Net Losses Incurred	1,524.8	1,455.1	310.2	285.5	1,835.0	1,740.6

Expenses Incurred	656.3	690.2	222.7	217.1	879.0	907.3
Dividends Incurred	6.9	7.3	0.0	0.0	6.9	7.3

Statutory Underwriting Income (Loss)	$277.8	$124.7	$36.4	$14.1	314.2	138.8

Increase in Deferred Acquisition Costs					5.0	39.6

GAAP Underwriting Income					$319.2	$178.4

Ratios After Dividends to Policyholders:
Loss	62.0%	64.1%	54.5%	55.3%	60.6%	62.5%
Expense	27.5	28.9	33.4	34.9	28.8	30.1

Combined	89.5%	93.0%	87.9%	90.2%	89.4%	92.6%

Premiums Written as a % of Total	78.2%	79.4%	21.8%	20.6%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is based on statutory underwriting results. Statutory accounting principles differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.